SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                         NOVEMBER 17, 1998
                          Date of Report
                 (Date of earliest event reported)



                           VENTAS, INC.
      (Exact name of registrant as specified in its charter)


      DELAWARE                          1-10989                        61-1055020
   (State or other                    (Commission                     (IRS Employer
jurisdiction of incorporation)        File Number)               Identification Number)



                         3300 Aegon Center
                      400 West Market Street
                    LOUISVILLE, KENTUCKY  40202
             (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (502) 596-7300


                           NOT APPLICABLE
   (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

     A copy of the press release issued by the Company on November 17, 1998 is attached to this filing as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS and EXHIBITS

     (c)  Exhibits

          Exhibit 99.1 - Press Release Dated November 17, 1998.

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                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VENTAS, INC.



Date:  November 19, 1998           By:/S/ THOMAS T. LADT
                                      Name:  THOMAS T. LADT
                                      Title: PRESIDENT

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                           EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION                            PAGE

99.1                Press Release dated November 17, 1998              5


                                       4

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